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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report (Date of earliest event reported): June 6, 2005
                                                  ------------

                 Alfa International Holdings Corp.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)


                   Alfa International Corp.
    ------------------------------------------------------
                  (Former Name of Registrant)


   Delaware                0-17264            20-2876380
----------------         -------------      ---------------
(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)


  350 Fifth Avenue, Suite 1103, New York, N.Y.            10118
  ---------------------------------------------        ----------
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (212)563-4141
                                                    --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act;
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.


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Item 7.01 Regulation FD Disclosure

On June 6, 2005 the Registrant reduced the exercise price of its 4,354,000 currently outstanding warrants which are exercisable at $0.75 per share of common stock (the "Warrants") to sixty cents ($0.60) per share, provided only, that such Warrants are exercised during the forty-five (45) day period beginning June 7, 2005 and ending on July 22, 2005 (the "Reduced Price Exercise Period"). After the Reduced Price Exercise Period the exercise price of the Warrants will revert to seventy-five cents($0.75) per share.

ITEM 8.01 Other Events

On June 6, 2005 Alfa's Board of Directors approved the execution and delivery by Alfa of a Warrant Agent Agreement ("Agreement") whereby Alfa engaged the services of a registered broker dealer to solicit the exercise of certain of Alfa's currently outstanding warrants which are exercisable at $0.75 per share of common stock (the "Warrants"). At the same time Alfa's Board of Directors approved the temporary reduction of the exercise price of the Warrants to sixty cents ($0.60) per share, provided only, that such Warrants are exercised during the forty-five (45) day period beginning June 7, 2005 and ending on July 22, 2005 (the "Reduced Price Exercise Period"). After the Reduced Price Exercise Period the exercise price of the Warrants will revert to seventy-five cents($0.75) per share.

Exhibits

Exhibit: 99          Warrant Agent Agreement dated June 6, 2005,
                     between Alfa International Holdings Corp.
                     and Ashton-Clayton Financial Group, LLC


                           SIGNATURES
                           ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 6, 2005

                              ALFA International Holdings Corp.
                              ---------------------------------
                                   (Registrant)

                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer